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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 21, 1998, relating to the financial statements and financial statement schedule of Four Media Company, which appears in Four Media Company's Annual Report on Form 10-K for the year ended August 1, 1999.


                                                 /s/ PricewaterhouseCoopers, LLP

December 7, 1999
Los Angeles, California